DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1996

                               Two World Trade Center, New York, New York 10048


DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Dean Witter Hawaii Municipal Trust for the fiscal year ended November 30, 1996.

Stronger economic growth and the potential threat of rising inflation shifted the tone of the fixed-income markets from bullish to bearish early in 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, in anticipation of a possible increase in the federal-funds rate by the Federal Reserve Board. However, as employment growth and overall economic activity slowed during the summer, the central bank left monetary policy unchanged. As a result, the fixed-income markets regained an optimistic outlook and rallied from September through November to lower yields last seen at the beginning of the year.

MUNICIPAL MARKET CONDITIONS

Between February and July 1996, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of Treasuries to lower rates. By the end of November, insured bond yields stood at 5.50 percent. In November, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields moved from 92 percent to 86 percent for the calendar year to date. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat-tax proposals failed to gain public support.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated

DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1996, continued

that investors also faced the retirement of over $60 billion in debt that had been previously refinanced. On the supply side, new issues increased 13 percent to $160 billion for the first 11 months of 1996.

PERFORMANCE

DEAN WITTER HAWAII MUNICIPAL TRUST

                               GROWTH OF $10,000

                                            LEHMAN BROTHERS
    DATE                  TOTAL             MUNI BOND
                                            INDEX                    LIPPER
===============================================================================
June 16, 1995            $ 9,700                $10,000             $10,000
-------------------------------------------------------------------------------
November 30, 1995        $10,108                $10,610             $10,547
-------------------------------------------------------------------------------
November 30, 1996        $10,678 (3)            $11,234             $11,098
===============================================================================

                          AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR            LIFE OF FUND
                        ================================
                           5.64 (1)           6.81 (1)
                        --------------------------------
                           2.47 (2)           4.60 (2)
                        ================================

         ============================================================
              ___ Fund     ___ Lehman (4)     ___ Lipper Avg.(5)
         ============================================================

Past performance is not predictive of future returns.
---------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable front-end sales charge (3%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value including the deduction of a 3% front-end sales charge, assuming a complete redemption on November 30, 1996.

(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper HI Municipal Debt Funds Average tracks the performance of the funds that limit assets to those securities which are exempt from taxation in HI state (double tax exempt) or a specified city in HI (triple tax-exempt) as reported by Lipper Analytical Services.

The net asset value (NAV) of Dean Witter Hawaii Municipal Trust rose slightly from $9.91 to $9.95 per share during the fiscal year ended November 30, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling approximately $0.50 per share, the Fund's total return was 5.64 percent. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (June 16, 1995) through the fiscal year ended November 30, 1996, versus similar hypothetical investments in the issues that comprise the Lehman Brothers Municipal Bond Index and the funds that comprise the Lipper Analytical Services, Inc. Hawaii Municipal Debt Funds Average.

PORTFOLIO STRUCTURE

Dean Witter Hawaii Municipal Trust's net assets, which currently exceed $3 million, were diversified among nine long-term sectors and 21 credits. In-state credits represented over 75 percent of the portfolio. The average maturity and call protection of the Fund's portfolio were 22 and 9 years, respectively. Credit quality remained a major focus with nearly 60 percent of long-term holdings insured by triple "A" rated bond insurers.

DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 1996, continued



(The chart below represents information which appears as a graphic in the printed report)

A pie chart reflecting the credit quality of the portfolio as rated by Moody's or Standard & Poors Credit Rating as of November 30, 1996.


               CREDIT RATING              PERCENT
               -------------              -------

               Aaa or AAA                   58%
               A or A                       20%
               Aa or AA                     19%
               Baa or BBB                    3%

Also, a pie chart reflecting the Five largest sectors as of November 30, 1996.

               FIVE LARGEST SECTORS      PERCENT


               All others                   22%
               Mortgage                     18%
               General Obligation           18%
               Transportation               17%
               IDR/PCR*                     13%
               Hospital                     12%

               * Industrial Development/Pollution Control Revenue



LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 86 percent of the yield on U.S. Treasury securities and may be expected to follow the directions of the Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempt investments could again be affected by market uncertainty if new tax-reduction proposals resurface.

We appreciate your ongoing support of Hawaii Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE       VALUE
------------------------------------------------------------------------------------------------------------
            HAWAII TAX-EXEMPT MUNICIPAL BONDS+ (93.9%)
            General Obligations (17.5%)
   $  100   Hawaii, 1993 Ser CH  ............................................  6.00 %  11/01/10    $108,680
      150   Honolulu City & County, Ser 1996 A (FGIC)  ......................  5.50    09/01/15     151,020
      100   Kauai County, Refg 1992 Ser C (AMBAC)  ..........................  5.15    08/01/00     103,059
      100   Maui County, 1996 Ser A (MBIA)  .................................  5.75    06/01/13     103,577
      100   Puerto Rico, Public Improvement Ser 1996  .......................  5.50    07/01/17      98,781
-----------                                                                                      -----------
      550                                                                                           565,117
-----------                                                                                      -----------
            Educational Facilities Revenue (4.6%)
      150   University of Puerto Rico, Ser M (MBIA)  ........................  5.25    06/01/25     148,467
-----------                                                                                      -----------
            Hospital Revenue (12.1%)
            Hawaii Department of Budget & Finance,
      200    Kapiolani Health Care Ser 1996  ................................  6.25    07/01/21     207,504
      100    Queens Health 1996 Ser A  ......................................  5.875   07/01/11     102,573
       75   Puerto Rico Industrial, Tourist, Educational, Medical &
             Environmental Control Facilities Financing Authority, Hospital
             Auxilio Mutuo
             1995 Ser A (MBIA)  .............................................  6.25    07/01/24      80,085
-----------                                                                                      -----------
      375                                                                                           390,162
-----------                                                                                      -----------
            Industrial Development/Pollution Control Revenue (13.1%)
            Hawaii Department of Budget & Finance,
      100    Hawaiian Electric Co Ser 1995 A (AMT) (MBIA)  ..................  6.60    01/01/25     109,456
      200    Hawaiian Electric Co Ser 1996 A (AMT) (MBIA)  ..................  6.20    05/01/26     209,834
      100   Puerto Rico Ports Authority, American Airlines Inc 1996 Ser A
             (AMT)  .........................................................  6.25    06/01/26     102,473
-----------                                                                                      -----------
      400                                                                                           421,763
-----------                                                                                      -----------
            Mortgage Revenue -Multi-Family (7.1%)
            Hawaii Housing Finance & Development Corporation,
      100    Affordable Rental 1995 Ser A  ..................................  6.10    07/01/30     101,081
      125    University of Hawaii Faculty Ser 1995 (AMBAC)  .................  5.65    10/01/16     127,077
-----------                                                                                      -----------
      225                                                                                           228,158
-----------                                                                                      -----------
            Mortgage Revenue -Single Family (10.7%)
      300   Hawaii Housing Finance & Development Corporation, Purchase
             1994 Ser B (MBIA)  .............................................  5.90    07/01/27     305,031
       40   Puerto Rico Housing Bank & Finance Agency, GNMA/FNMA
             Collateralized Portfolio I (AMT)  ..............................  6.10    10/01/15      40,826
-----------                                                                                      -----------
      340                                                                                           345,857
-----------                                                                                      -----------
            Transportation Facilities Revenue (16.5%)
            Hawaii,
      275    Airports Third Refg Ser of 1994 (AMT) (AMBAC)  .................  5.75    07/01/09     284,614
      150    Highway Ser 1996  ..............................................  5.25    07/01/16     147,116
      100   Puerto Rico Highway & Transportation Authority, Refg Ser V  .....  5.75    07/01/18     100,041
-----------                                                                                      -----------
      525                                                                                           531,771
-----------                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE       VALUE
------------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (9.2%)
   $  200   Honolulu Board of Water Supply, Ser 1996  .......................  5.80%   07/01/16   $  204,908
      100   Puerto Rico Aqueduct & Sewer Authority, Refg Ser 1995  ..........  5.00    07/01/19       92,720
-----------                                                                                      -----------
      300                                                                                            297,628
-----------                                                                                      -----------
            Other Revenue (3.1%)
      100   Puerto Rico Industrial, Tourist, Educational, Medical &
             Environmental Control Facilities Financing Authority, Teachers
             Retirement 1996 Ser B  .........................................  5.50    07/01/16      100,420
-----------                                                                                      -----------
   $2,965   TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $2,938,569) (a) .   93.9%     3,029,343
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................    6.1        195,642
                                                                                      ---------- -----------
            NET ASSETS  ..............................................................  100.0%    $3,224,985
                                                                                      ========== ===========

-------------------
   AMT     Alternative Minimum Tax.
   +       Puerto Rico issues represent 23.7% of net assets.
   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $90,774.

Bond Insurance:
---------------
   AMBAC   AMBAC Indemnity Corporation.
   FGIC    Financial Guaranty Insurance Company.
   MBIA    Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

ASSETS:
Investments in securities, at value
 (identified cost $2,938,569) .........................   $3,029,343
Cash ..................................................      132,971
Interest receivable ...................................       64,671
Deferred organizational expenses ......................       42,505
Receivable from affiliate .............................       30,790
                                                        ------------
  TOTAL ASSETS ........................................    3,300,280
                                                        ------------
LIABILITIES:
Payable for:
 Dividends to shareholders ............................        1,347
 Plan of distribution fee .............................          522
Organizational expenses ...............................       42,539
Accrued expenses and other payables ...................       30,887
                                                        ------------
  TOTAL LIABILITIES ...................................       75,295
                                                        ------------
NET ASSETS:
Paid-in-capital .......................................    3,151,505
Net unrealized appreciation ...........................       90,774
Accumulated undistributed net investment income  ......          919
Accumulated net realized loss .........................      (18,213)
                                                        ------------
  NET ASSETS ..........................................   $3,224,985
                                                        ============
NET ASSET VALUE PER SHARE,
 324,125 shares outstanding (unlimited shares
 authorized
 of $.01 par value) ...................................        $9.95
                                                               =====
MAXIMUM OFFERING PRICE PER SHARE,
 (net asset value plus 3.09% of net asset value)*  ....       $10.26
                                                              ======

-------------------
* On sales of $100,000 or more, the offering price is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1996

NET INVESTMENT INCOME:
INTEREST INCOME ..........................   $ 125,108
                                           -----------
EXPENSES
Professional fees ........................      58,357
Shareholder reports and notices ..........      32,587
Organizational expenses ..................      12,027
Investment management fee ................       8,265
Plan of distribution fee .................       4,594
Registration fees ........................       3,628
Transfer agent fees and expenses  ........       2,487
Custodian fees ...........................         670
Other ....................................       4,506
                                           -----------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET AND
  AMOUNTS WAIVED/ASSUMED  ................     127,121
  LESS: AMOUNTS WAIVED/ASSUMED  ..........    (121,862)
  LESS: EXPENSE OFFSET  ..................        (665)
                                           -----------
  TOTAL EXPENSES AFTER EXPENSE OFFSET AND
  AMOUNTS WAIVED/ASSUMED  ................       4,594
                                           -----------
  NET INVESTMENT INCOME ..................     120,514
                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ........................     (18,128)
Net change in unrealized appreciation  ...      55,522
                                           -----------
  NET GAIN ...............................      37,394
                                           -----------
NET INCREASE .............................   $ 157,908
                                           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE PERIOD
                                                           FOR THE YEAR         JUNE 16, 1995*
                                                              ENDED                THROUGH
                                                        NOVEMBER 30, 1996     NOVEMBER 30, 1995
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................     $  120,514             $   22,031
Net realized gain (loss) ..............................        (18,128)                   385
Net change in unrealized appreciation .................         55,522                 35,252
                                                        -----------------     ------------------
  NET INCREASE ........................................        157,908                 57,668
Dividends from net investment income ..................       (120,065)               (22,031)
Net increase from transactions in shares of beneficial
 interest .............................................      1,676,974              1,374,524
                                                        -----------------     ------------------
  NET INCREASE ........................................      1,714,817              1,410,161
NET ASSETS:
Beginning of period ...................................      1,510,168                100,007
                                                        -----------------     ------------------
  END OF PERIOD
  (Including undistributed net investment income of
  $919 and $0, respectively) ..........................     $3,224,985             $1,510,168
                                                        =================     ==================

-------------------
* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996

1. Organization and Accounting Policies

Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,310 shares of beneficial interest for $100,007 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $60,000 which will be reimbursed for the full amount thereof, exclusive of amounts assumed of $17,495. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's average daily net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has undertaken to assume all operating expenses (except brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million of net assets or until June 30, 1997, whichever occurs first.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996, continued

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other dealers who have entered into selected dealer agreements with the Distributor under the Plan: (1) compensation to, and expenses of, account executives of DWR, other employees and selected broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparation, printing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1996, the distribution fee was accrued at the annual rate of 0.19%.

The Distributor has informed the Fund that for the year ended November 30, 1996, it received approximately $58,000 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of sales of beneficial interest and are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1996 aggregated $2,727,943 and $1,126,939 respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $200.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                           FOR THE PERIOD
                                  FOR THE YEAR             JUNE 16, 1995*
                                     ENDED                     THROUGH
                               NOVEMBER 30, 1996          NOVEMBER 30, 1995
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold ......................   221,179     $2,156,449    141,805     $1,371,598
Reinvestment of dividends       7,541         73,494      1,510         14,596
                            ----------  ------------  ----------  ------------
                              228,720      2,229,943    143,315      1,386,194
Repurchased ...............   (57,016)      (552,969)    (1,204)       (11,670)
                            ----------  ------------  ----------  ------------
Net increase ..............   171,704     $1,676,974    142,111     $1,374,524
                            ==========  ============  ==========  ============

-------------------
* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At November 30, 1996, the Fund had a net capital loss carryover of approximately $18,200 which will be available through November 30, 2004 to offset future capital gains to the extent provided by regulations.

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                      FOR THE PERIOD
                                                                    FOR THE YEAR      JUNE 16, 1995*
                                                                       ENDED             THROUGH
                                                                 NOVEMBER 30, 1996  NOVEMBER 30, 1995
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................       $ 9.91            $ 9.70
                                                                 -----------------  -----------------
Net investment income ..........................................         0.50              0.19
Net realized and unrealized gain ...............................         0.04              0.21
                                                                 -----------------  -----------------
Total from investment operations ...............................         0.54              0.40
Less dividends from net investment income ......................        (0.50)            (0.19)
                                                                 -----------------  -----------------
Net asset value, end of period .................................       $ 9.95            $ 9.91
                                                                 =================  =================
TOTAL INVESTMENT RETURN+  ......................................         5.64%             4.21%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense offset and after amounts waived/assumed          0.19%(4)          0.20%(2)(3)
Net investment income ..........................................         5.09%(4)          4.69%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................       $3,225            $1,510
Portfolio turnover rate ........................................           51%               14%(1)

-------------------
   *   Commencement of operations.
   + Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
  (1)  Not annualized.
  (2)  Annualized.
  (3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios, after application of the Fund's state expense limitation, would have been 2.70% and 2.19%, respectively, which reflect the effect of expense offsets of 0.10%.
  (4) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios, after application of the Fund's state expense limitation, would have been 2.69% and 2.59%, respectively, which reflect the effect of expense offsets of 0.03%.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER HAWAII MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Hawaii Municipal Trust (the "Fund") at November 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 16, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 10, 1997

                     1996 FEDERAL TAX NOTICE (unaudited)

    During the year ended November 30, 1996, the Fund paid to shareholders $0.50 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

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TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Haborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
HAWAII MUNICIPAL
TRUST


Annual Report
November 30, 1996